LONG-TERM DEPOSITS (Schedule of Long-term Deposits) (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
LONG TERM DEPOSIT [Abstract]
Bonds deposit	[1]	$ 1,903	$ 1,755
Restricted account	[2]	232	320
SWAP	[3]	458	313
Other		85	89
Total		$ 2,678	$ 2,477

[1]	Bonds deposit of one payment of principal and interest reserves. See Note 11.
[2]	Restricted amount of $ 232 related to the hedging transaction, see details (3) below.
[3]	Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200,000 at fixed interest rate of 6.7% in exchange for approximately $ 8,700 at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date. As of December 31, 2019 the hedging amount is $ 2,906.